UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2004

SOLA International Inc.

(Exact name of registrant as specified in its charter)

DELAWARE		94-3189941
(State or other jurisdiction of	1-13606	(I.R.S. Employer
incorporation or organization)	(Commission File Number)	Identification No.)

10590 West Ocean Air Drive, Suite 300
San Diego, CA 92130
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 509-9899

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

     On February 8, 2005, the registrant released earnings for the third quarter fiscal 2005.

     The earnings release contains a non-GAAP measure, which is a financial measure of the Company’s performance that excludes or includes amounts thereby differentiating it from the most directly comparable measure presented in financial statements that are calculated and presented in accordance with Generally Accepted Accounting Principles (GAAP). Pursuant to the requirements of Regulation G, the Company has provided a reconciliation within its earnings release to the most directly comparable GAAP measure for this non-GAAP measure.

     The Company issued the press release attached as Exhibit 99.1 hereto and incorporated herein by reference.

     The information in this Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

       99.1 Press release issued February 8, 2005 (furnished solely pursuant to Item 2.02 of Form 8-K)

1

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLA International Inc.

Date: February 8, 2005	By:	/s/ Ronald F. Dutt

Ronald F. Dutt
Executive Vice President and
Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit
Number	Description
99.1	Press Release issued February 8, 2005 (furnished solely pursuant to Item 2.02 of Form 8-K)